UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2005
                                                -----------------------------

                               Global Signal Inc.
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             (Exact name of registrant as specified in its charter)


  Delaware                         001-32168                     65-0652634
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)


301 North Cattlemen Road, Suite 300, Sarasota, Florida                34232
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   (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (941) 364-8886
                                                -----------------------------

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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -- Other Events

Item 8.01 Other Events

     On March 10, 2005, Global Signal Inc. issued a press release announcing that it will postpone its previously scheduled fourth quarter and year end earnings release and conference call, which were scheduled for March 10, 2005 and March 11, 2005, respectively. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release dated March 10, 2005

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GLOBAL SIGNAL INC.
                                    (Registrant)

                                    /s/ Greerson G. McMullen
                                    --------------------------------
                                    Greerson G. McMullen
                                    Executive Vice President,
                                    General Counsel and Secretary

Date: March 10, 2005

                                 EXHIBIT INDEX

Exhibit Number       Exhibit
                     -----------------------------------------------------------

99.1                 Press Release dated March 10, 2005